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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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AMERITRADE HOLDING CORPORATION

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Filed by Ameritrade Holding Corporation
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992

This filing consists of slides posted on the website of Ameritrade Holding Corporation in connection with the June 2005 quarter earnings conference call held on July 12, 2005.

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

June 2005 Quarter Earnings July 12, 2005

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts, stock price or the impact of the proposed TD Waterhouse U.S.A. transaction, including information regarding annualized gross synergies and earnings expansion, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K and our latest Quarterly Report on Form 10-Q. These forward- looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional information and where to find it In connection with the proposed transaction, Ameritrade will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission ("SEC"). SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Ameritrade described above. Information regarding Ameritrade's directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 24, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov and by directing a request to The Toronto-Dominion Bank, c/o TD Bank Financial Group, 66 Wellington Street West, Toronto, ON M5K 1A2, Attention: Investor Relations (416) 308-9030.

GAAP Reconciliation During this presentation, references to financial measures of the Company will include references to non-GAAP financial measures such as operating margin, EBITDA, expenses excluding advertising and liquid assets. A complete reconciliation between GAAP and non- GAAP financial measures can be found on slides 13 through 16.

YTD Highlights $0.58 EPS - ?16% ROE Annualized 25% June Q - Record EPS Net Income $75M, or $0.18 EPS Pre-tax Income $122M, 52% of net revenues Operating Margin* $144M, 61% Average Client Trades per day of 139K *See attached reconciliation of financial measures. On Track for Record EPS Year

TD Waterhouse U.S.A. Acquisition - Realization of Ameritrade's Strategy Strengthens core business, accelerates growth & expands earnings RIA Long-term Investors Active Traders AMTD 4.1 75.6 164 TDW USA 38.1 143.4 75 Entrenched strong player Leverage platform with larger client base Amerivest New client base, suite of products, branch network, WICs, bank access Entrenched strong player Adds accounts and trades Adds assets and asset- based revenues Adds advisors, assets and asset-based revenues

FY04 Low Guidance FY04 High Guidance FY03* 0.05 0.02 0.12 0.13 FY04 0.17 0.19 0.15 0.14 Total FY05 Guidance Range 0.22 0.17 0.18 0.19 0.05 Updated EPS Forecast +17% $0.22 $0.75 FY 04 Actual FY 05 Actual & Guidance *The sum of the quarterly results do not equal full year due to rounding. Earnings are per Diluted Share. Dec Q +25% FY 03 Actual Mar Q $0.64* $0.32 $0.17 June Q $0.18 $0.80 $0.14 $0.15 $0.19 $0.17 Sep Q 2 Yr. CAGR = 53% - 58%

Revenue Comparison Jun Q 04 Jun Q 05 Commission and Clearing Fees Net Interest Revenue Other 10% 42% 48% 62% 29% 9%

Sources 35 35 EBITDA 506 541 Stock Option Exercises 16 557 Stock Buyback 50 494 Acquisition Cash Used 112 468 Taxes Paid 26 299 Reg Capital 169 271 Working Cap/Other 29 271 Ending Liquid Assets Liquid Assets* - June 04 to June 05 Beginning Liquid Assets 6/26/04 EBITDA* Stock Option Exercises Working Cap/Other Stock Buyback Acquist. Cash Used Taxes Paid Reg Capital Ending Liquid Assets 6/24/05 *See attached reconciliation of financial measures. $35M $506M $16M $50M $112M $26M $169M $29M $271M

0.66 0.66 EBITDA 0.03 Stock Option Exercises 0.69 0.69 Stock Buyback 0.12 0.81 Acquisition Cash Used 0.03 0.66 Taxes Paid 0.18 0.47 Reg Capital 0.19 0.47 Working Cap/Other 0.23 Ending Liquid Assets 0.7 LTM March 2005 (2) Actual Results Adjusted (3) LTM June 2005 Synergy 1 Year (8) Full Yr. Impact LTM June New Acct Growth (5) TD Dilution (6) Attrition Int. Amort. Interest (7) Rates: Comm/ Interest (4) LTM June w/ full Synergy LTM June w/ 1 Year Synergy $0.03 $0.66 $0.69 $0.12 $0.03 $0.19 $0.18 $0.23 $0.70 $0.28 $0.06 $1.04 Synergy 2 Year (9) Synergy 3 Year (10) Excludes any assumption for growth beyond the end of June 2005 for interest rates, client balances, accounts or trades, except as explained in the footnotes on slide 11. EPS Estimates of Proposed TDW Deal (1)

AMERITRADE
Holding Corporation

Footnotes for Slide 10

(1) Assuming the two companies operated as a single entity for the entire period noted.
(2) $0.66 is the Adjusted Ameritrade (excluding Canada) EPS LTM Mar 05 as presented during our TDW USA-AMTD announcement on 6/22/05
(3) $0.03 incremental increase to Adjusted Ameritrade EPS if we were using LTM Jun 05 rather than LTM Mar 05 (i.e. subtracted Jun Q 04 and added Jun Q 05)
(4) $0.12 incremental increase to LTM Jun 05 results if interest rates in effect at the end of calendar month Jun 05 were in place for the entire 12-month period, offset by the lower commission rates being experienced in Jun 05 occurring during that timeframe
(5) $0.03 incremental increase assuming the full 12-month benefit of the number of actual accounts as of Jun 05 vs. the average number of accounts during the 12-month period. These accounts would have driven more trades as well as more NII and Other revenue.
(6) $0.18 decline due to the increase in shares outstanding as part of the merger transaction, offset by TDW USA LTM Mar 05 results as presented on 6/22/05
(7) $0.19 decline due to the additional net expense expected from the deal related to attrition, intangible amortization, and interest expense on the forthcoming debt as presented on 6/22/05
(8) $0.23 increase due to realizing 40% of the $578M synergies in Yr1
(9) $0.28 increase due to realizing 90% of the $578M synergies in Yr2
(10) $0.06 increase due to realizing 100% of the $578M synergies in Yr3

11

Ameritrade, Inc., member NASD/SIPC. Ameritrade, Inc. is a subsidiary of Ameritrade Holding Corporation. Ameritrade and Ameritrade logo are trademarks or registered trademarks of Ameritrade IP Company, Inc. (c) 2005 Ameritrade IP Company, Inc. All rights reserved. Used with permission.

FY04 Low Guidance FY04 High Guidance FY03* 0.05 0.02 0.12 0.13 FY04 0.17 0.19 0.15 0.14 Total FY05 Guidance Range 0.22 0.17 0.18 0.19 0.05 Updated EPS Forecast +17% $0.22 $0.75 FY 04 Actual FY 05 Actual & Guidance *The sum of the quarterly results do not equal full year due to rounding. Earnings are per Diluted Share. Dec Q +25% FY 03 Actual Mar Q $0.64* $0.32 $0.17 June Q $0.18 $0.80 $0.14 $0.15 $0.19 $0.17 Sep Q 2 Yr. CAGR = 53% - 58%

Reconciliation of Financial Measures

Reconciliation of Financial Measures

Reconciliation of Financial Measures, cont.

Reconciliation of Financial Measures, cont.

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